UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2024

Duolingo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40653	45-3055872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
5900 Penn Avenue
Pittsburgh, Pennsylvania 15206
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 567-6602

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DUOL	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2024, the Duolingo, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, shares of the Company’s Class A common stock and Class B common stock (collectively, the “Common Stock”), representing approximately 97.26% in voting power of the Company’s outstanding Common Stock as of the April 15, 2024 record date, were present in person, or by remote communication, or represented by proxy at the Annual Meeting. Each share of Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to 20 votes and voted together as a single class on each of the proposals described below. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024, as supplemented by the supplement filed with the SEC on May 23, 2024.

Proposal 1 — Election of three Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2027 and until their respective successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Luis von Ahn, Ph.D.	147,961,718	3,843,931	3,631,573
Sara Clemens	135,716,664	16,088,985	3,631,573
Severin Hacker, Ph.D.	147,578,576	4,227,073	3,631,573

Proposal 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
155,403,318	19,619	14,285	—

Proposal 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company's named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
151,228,852	519,055	57,742	3,631,573

Based on the foregoing votes, the three director nominees were elected and Proposals 2 and 3 were approved.

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOLINGO, INC.

Date: June 18, 2024	By:	/s/ Matthew Skaruppa
Matthew Skaruppa
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)